UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 21, 2018

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On June 21, 2018, Mr. Paul Zink resigned from the Board of Directors of the Registrant effective immediately.  Mr. Zink resigned due to other commitments and not as the result of any disputes with the Company or its management on any matter related to its operations, policies or practices.

On June 21, 2018, pursuant to the Company’s bylaws, the Company’s Board of Directors appointed Donald J. McDowell and David C. Mathewson as directors of the Company, effective June 21, 2018.  In connection with their appointments to the Company’s Board of Directors, Mr. McDowell and Mr. Mathewson were each granted 100,000 options to acquire shares of common stock of the Company.  The options were granted with an exercise price equal to the fair market value of the Company’s common stock on the date of grant of $0.10 per share.  The stock options were fully vested on, and are exercisable for a period of 5 years from, the date of grant.

Mr. Donald McDowell has served as the founding President of Americas Gold Exploration Inc. since October 2008, and he was the President of Great American Minerals Inc. from January 2000 to October 2008.  Don is a mineral exploration executive with over 25 years of business, mineral exploration, and development experience with a specific focus on the Great Basin. Mr. McDowell’s experience includes 17 years with major corporations including Nippon Mining of Japan, Santa Fe Pacific Gold and Kennecott Exploration, where he was involved in exploration, resource/reserve evaluations and mine development. He has also been Director of Great American Minerals Inc. since April 2003. From 1997 to 1999, he was a co-founding officer and Director of Golden Phoenix Minerals, Inc., a publicly held natural resources company. Mr. McDowell is a registered professional land surveyor in the state of California.

Mr. Dave Mathewson is a geologist-explorer with over 50 years of exploration experience, primarily focused in Nevada.  Since June 2016, Dave has been Vice-President and Head of Exploration at U.S. Gold Corp.  He is also self-employed since 2001 as owner and geologist at Nevada Gold Ventures, LLC.  Dave was head of Newmont Nevada's exploration team from 1989 through 2001, making discoveries including Tess, Northwest Rain, Saddle and South Emigrant in the Rain mining district, as well as important deposit extension discoveries at Newmont's Gold Quarry and Mike deposits. Mr. Mathewson was a founder, Director, and Vice President of Exploration from 2009 to 2014 at Gold Standard Ventures.  He earned his MSc degree in geology from the University of Idaho and completed PhD studies at New Mexico Institute of Mining and Technology.

Neither Mr. McDowell nor Mr. Mathewson are related by blood or marriage to any of the Company’s directors or executive officers or any persons nominated by the Company to become directors or executive officers.

Within the last fiscal year, Mr. Mathewson was a subscriber in the Company’s private placement offering of Units of the Company at a price of US$0.08 per Unit (the “Offering”). Each Unit consisted of one share of common stock of the Company and one common share purchase warrant (each a “Warrant”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.14 per share until April 30, 2021.  Mr. Mathewson purchased 625,000 Units for a total investment of US$50,000.  In connection with the Offering, Mr. Mathewson entered into a subscription agreement with the Company containing customary provisions and on the same terms as all of the other subscribers to the Offering.  Other than the subscription for Units, the Company has not engaged in any other transaction in which Mr. Mathewson or Mr. McDowell or any person related to either of them had a direct or indirect material interest.

Mr. McDowell and Mr. Mathewson were appointed to the Company’s Board of Directors pursuant to nominations by Americas Gold Exploration, Inc. (‘AGEI”).  The Company entered into a Purchase and Sale Agreement (the “Agreement”) with AGEI, with an effective date of May 23, 2018, wherein the Company agreed that following the Closing Date of the Agreement, as defined in the Agreement, the Company would, by action of the Board, expand the Board of Directors of the Company from four (4) directors to six (6) directors, with the two additional directors to be nominated by AGEI.  Subsequently, the Company determined that, due to a delayed closing of the Agreement, it will expand the Board of Directors of the Company from four (4) directors to six (6) directors, with the two additional directors to be nominated by AGEI, prior to the closing of the Agreement.  AGEI nominated Mr.  McDowell and Mr. Mathewson as AGEI’s nominees to be appointed to the Company’s Board, and the Board has determined that it is in the best interest of the Company and its stockholders to appoint Mr. McDowell and Mr. Mathewson to the Board of Directors of the Company.

To the Company’s knowledge, there is no arrangement or understanding, other than those noted above, between any of its officers and directors and Mr. McDowell or Mr. Mathewson pursuant to which they were selected to serve as directors.

Item 7.01  Regulation FD Disclosure.

On June 25, 2018, the Company issued a press release announcing the appointments of Mr. McDowell and Mr. Mathewson as directors of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated June 25, 2018.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: June 27, 2018	By:	/s/ Randal L. Hardy
Randal L. Hardy Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated June 25, 2018.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.